1 AMENDED AND RESTATED BYLAWS OF ORTHOPEDIATRICS CORP. (as of November 2, 2023) ARTICLE I: OFFICES Section 1.1 Registered Agent and Office. The registered office and registered agent of OrthoPediatrics Corp. (the “Corporation”) in the State of Delaware shall be as set forth in the Corporation’s certificate of incorporation (as may be amended and/or restated from time to time, the “Certificate of Incorporation”). The Corporation may also have offices in such other places in the United States or elsewhere, and may change the Corporation’s registered agent, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business of the Corporation may require. ARTICLE II: MEETINGS OF STOCKHOLDERS Section 2.1 Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or outside of the State of Delaware, and at such date and time as the Board shall determine and state in the notice of the meeting. The Board may, in its sole discretion, determine that meetings of stockholders shall not be held at any place, but shall instead by held solely by means of remote communication as provided in Section 2.11 and in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders. Section 2.2 Special Meetings. Special meetings of stockholders may only be called in the manner provided in the Certificate of Incorporation and may be held at such place, if any, either within or outside of the State of Delaware, and at such date and time as the Board, the Chairman of the Board, the Chief Executive Officer or the President shall determine and state in the notice of the meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders. Section 2.3 Stockholder Business and Nominations. (a) Stockholder Business and Nominations. Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only: (1) pursuant to the notice of the meeting, or any supplement thereto, delivered pursuant to Section 2.4; (2) by or at the direction of the Board or any authorized committee thereof; or (3) by any stockholder who is entitled to vote at the meeting, who, subject to Section 2.3(e)(4), complied with the notice procedures set forth in Sections 2.3(b)-(c) and is a stockholder of record at the time such notice is delivered to the Secretary. (b) Notice of Stockholder Business and Nominations. For director nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.3(a)(3), such stockholder must have given timely notice thereof in writing to the Secretary, and, in the case of business other than director nominations, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary at the Corporation’s principal executive offices at least ninety (90) days and no more than one hundred and twenty (120) days prior to the first anniversary of the prior year’s annual meeting of stockholders, provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the preceding year's annual meeting, or if no annual meeting was held in the preceding year, the notice must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of: (i) the one hundred twentieth (120th) day prior to such annual meeting; or (ii) the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the notice. Notwithstanding anything in this Section 2.3(b), if the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least one hundred days (100) prior to the first

2 anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary within ten (10) days following the date on which such public announcement is first made. (c) Form of Notice of Stockholder Business and Nominations. Such stockholder’s notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Section 14(a), including, pursuant to Rule 14a-19, of the Securities Exchange Act of 1934 (as amended, and together with the rules and regulations promulgated thereunder, the “Exchange Act”), including such person’s name, age, occupation, business address, residential address, and written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and if the stockholder’s so elects, a written statement of the person being nominated, not to exceed 500 words, in support of the nomination; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; (3) as to the stockholder giving the notice: (A) the name and address of such stockholder, as they appear on the Corporation’s books and records; (B) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder; (C) a representation that such stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination. For purposes of this Agreement, a stockholder shall be deemed a ‘holder of record’ only those outstanding shares of the Corporation’s capital stock as to which the person possesses both (i) the full voting and investment rights pertaining to the shares; and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares: (x) sold by such person or any of its affiliates in any transaction that has not been settled or closed; (y) borrowed by such person or any of its affiliate for any purposes or purchased by such person or any of its affiliates pursuant to the agreement to resell; or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation's capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person's or affiliates' full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate; (D) a representation from such stockholder as to whether such stockholder or is a part of a group that intends (i) to deliver a proxy statement and/or a form of proxy to a number of holders of the Corporation’s voting shares reasonable believed by such stockholder to be sufficient to approve or adopt the business to be proposed, (ii) that such stockholder has met and complied with all of the requirements of these Bylaws and of Rule 14a-19(a) (including, for the avoidable of doubt, the requirement that a stockholder soliciting proxies in support of director nominees other than the Corporation’s nominees must solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors);

3 (E) a certification regarding whether such stockholder has complied with all applicable federal, state and other legal requirements in connection with such stockholder’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s acts or omissions as a stockholder of the Corporation; (F) description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such proposed nominee, and his or her respective affiliates and associates, on the one hand, and such stockholder or any of its affiliates on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act if the stockholder making the nomination or any of its affiliates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (G) any other information relating to such stockholder required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act; (4) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of capital stock of the Corporation between or among the stockholder giving the notice, any of its respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “Proponent Persons”); and (6) a description and copy of any agreement, arrangement or understanding to which any Proponent Person is a party, the intent or effect of which may be: (A) to transfer to or from any Proponent Person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation; (B) to increase or decrease the voting power of any Proponent Person with respect to shares of any class or series of capital stock of the Corporation; and/or (C) to provide any Proponent Person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting, whether given pursuant to this Section 2.3(c) or Section 2.3(d), shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (i) as of the record date for determining the stockholders entitled to notice of the meeting and (ii) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be true and correct as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the Corporation’s principal executive offices not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such person to serve as a director and to determine the independence of such person under the Exchange Act and the rules or regulations of any stock exchange upon which the Corporation’s securities are listed.

4 (d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of the meeting. Nominations of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of the meeting (1) by or at the direction of the Board or any committee thereof or (2) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder who is entitled to vote at the meeting, who, subject to Section 2.3(e)(4), complied with the notice procedures set forth in Sections 2.3(b) and 2.3(c) and who is a stockholder of record at the time such notice is delivered to the Secretary. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position or positions as specified in the notice of the meeting if such stockholder’s notice as required by Section 2.3(b) is delivered to the Secretary at the Corporation’s principal executive offices not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall a public announcement of an adjournment or postponement of a special meeting commence a new time period, or extend any time period, for the timely delivery of a stockholder’s notice. (e) Corporation’s Proxy Card. The Corporation shall include in the Corporation’s proxy statement for an annual meeting of stockholders, in addition to any persons nominated for election by the Board of Directors (or any duly authorized committee thereof), the name, together with the Required Information (as defined below in this Section 2.3(e)), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a stockholder, or by a group of not more than twenty (20) stockholders, that (i) satisfies (or, in the case of a group of stockholders, collectively and individually satisfy) the requirements of this Section 2.3(e) (such individual stockholder or stockholder group, including each member thereof, to the extent the context requires, the “Eligible Stockholder”), (ii) expressly requests in the notice required by this Section 2.3(e) to have the Stockholder Nominee(s) included in the Corporation’s proxy statement pursuant to this Section 2.3(e) and (iii) provides the Corporation with the information called for by Section 2.3 of these Bylaws with respect to each such Eligible Stockholder and each such Stockholder Nominee, as applicable. For purposes of this Section 2.3(e), the “Required Information” that the Corporation will include in the Corporation’s proxy statement is (i) the information concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the rules and regulations promulgated under the Exchange Act and (ii) if the Eligible Stockholder so elects, a statement, not to exceed 500 words, in support of the nomination. The Corporation shall not be required to include, pursuant to this Section 2.3(e), any information concerning any Stockholder Nominee in the Corporation’s proxy statement for any annual or special meeting of stockholders (u) if such Stockholder Nominee or the applicable Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) shall have provided information to the Corporation in connection with such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading or that the Corporation, in good faith, believes would violate any applicable law or regulation; (v) with respect to whom the Secretary of the Corporation receives a notice that a stockholder has nominated such person for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 2.3 of these Bylaws, (w) who would cause the number of Stockholder Nominees included in the Corporation’s proxy statement to exceed the maximum number permitted by this Section 2.3(e), (x) who is not independent under the rules and listing standards of the principal U.S. stock exchange(s) upon which the common stock of the Corporation is then listed or trades, any applicable rules of the Securities and Exchange Commission or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors (collectively, the “Independence Standards”), (y) (A) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the rules and listing standards of the principal U.S. stock exchange(s) upon which the common stock of the Corporation is then listed or trades or any other applicable state or federal law or regulation, (B) who has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years, or (C) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, or (z) the Eligible Stockholder (or any member of any group of stockholders that together

5 is such Eligible Stockholder) or applicable Stockholder Nominee breaches or fails to comply with such person’s obligations pursuant to these Bylaws, including, without limitation, this Section 2.3. If a Stockholder Nominee or an Eligible Stockholder fails to continue to meet the requirements of this Section 2.3(e), if the Eligible Stockholder fails to meet all of the requirements of the notice provisions set forth in Section 2.3 of these Bylaws to properly nominate a candidate for election as a director at the annual or special meeting of stockholders, or if a Stockholder Nominee withdraws, dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director of the Corporation prior to the annual meeting of stockholders: (i) The Corporation may, to the extent the Corporation deems feasible, remove the name of the Stockholder Nominee and the Statement from the Corporation’s proxy statement, remove the name of the Stockholder Nominee from the Corporation’s form of proxy, and otherwise communicate to the Corporation’s stockholders that the Stockholder Nominee will not be eligible for nomination or election at the annual meeting of stockholders; and (ii) the Eligible Stockholder may not name another Stockholder Nominee or, subsequent to the last day on which a stockholder’s notice of an intent to make a nomination would be timely, otherwise cure in any way any defect preventing the nomination of the Stockholder Nominee identified in the notice provided pursuant to this Section 2.3(e). (f) General. (1) Except as provided in Section 2.3(f)(4), only such persons who are nominated in accordance with the procedures set forth in this Section 2.3, the applicable requirements of the Exchange Act, or that certain Stockholders Agreement, dated [•], 2017 (the “Stockholders Agreement”), by and between the Corporation and Squadron Capital LLC, a Delaware limited liability company (“Squadron”), shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations, the chairman of the meeting shall have the right and authority to convene and, for any or no reason, to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to the stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Notwithstanding this Section 2.3, unless otherwise required by law, if the stockholder, or a qualified representative of the stockholder, does not appear at the annual or special meeting of stockholders to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.3, to be considered a qualified representative thereof, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. (2) Whenever used in these Bylaws, “public announcement” shall mean disclosure (A) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is

6 generally available on internet news sites, or (B) in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. (3) Notwithstanding this Section 2.3, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.3; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws, including Sections 2.3(c) and 2.3(d), and compliance with Sections 2.3(c) and 2.3(d) shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances. (4) Notwithstanding this Section 2.3, for as long as the Stockholders Agreement remains in effect, Squadron shall not be subject to the notice procedures set forth in Sections 2.3(b), 2.3(c) or 2.3(d) with respect to any annual or special meeting of stockholders, provided, however, that Squadron shall, at all times, remain in compliance with all rules and regulations under the Securities Exchange Act of 1934 regarding shareholder nominations. Section 2.4 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided in Section 232 of the DGCL, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be mailed to or transmitted electronically by the Secretary to each stockholder of record entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given at least ten (10) and no more than sixty (60) days before the date of such meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. Section 2.5 Quorum. Unless otherwise required by law, the Certificate of Incorporation or the rules or regulations of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by one or more class or series is required, a majority of the voting power of the outstanding shares of such class(es) or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders. Section 2.6 Voting. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock held by such stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person, delivering to the Secretary a revocation of the proxy or authorizing a new proxy bearing a later date. Unless required by the Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if any. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, the rules or regulations of any stock exchange upon which the Corporation’s securities are listed, any regulation applicable to the Corporation or its securities, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to

7 the Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Section 2.7 Chairman of Meetings. The Chairman of the Board, if one is elected, or, in his or her absence or disability, the Chief Executive Officer, or in the absence of the Chairman of the Board and the Chief Executive Officer, a person designated by the Board, shall be the chairman of the meeting and, as such, preside at all meetings of stockholders. Section 2.8 Secretary of Meetings. The Secretary shall act as secretary at all meetings of stockholders. In the absence or disability of the Secretary at any meeting, the Chairman of the Board or the Chief Executive Officer shall appoint a person to act as secretary at such meeting. Section 2.9 Consent of Stockholders in Lieu of Meeting. No action that is required or permitted to be taken at any annual or special meeting of stockholders may be effected by written consent of such stockholders in lieu of a meeting. Section 2.10 Adjournment. At any meeting of stockholders, if less than a quorum is present, the chairman of the meeting or the stockholders holding a majority of the voting power of the shares of capital stock of the Corporation, present in person or by proxy and entitled to vote thereat, shall have the power to adjourn the meeting from time to time without notice other than an announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of the stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting. Section 2.11 Remote Communication. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, the stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided, that (1) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (2) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings and (3) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation. Section 2.12 Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

8 ARTICLE III: BOARD OF DIRECTORS Section 3.1 Powers. Except as otherwise provided in the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the DGCL or the Certificate of Incorporation directed or required to be exercised or done by the stockholders. Section 3.2 Number and Term; Chairman. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board. Directors shall be elected by the stockholders at their annual meeting, and the term of each director so elected shall be as set forth in the Certificate of Incorporation. Directors need not be stockholders. The Board shall elect a Chairman of the Board, who shall have the powers and perform such duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairman of the Board shall preside at all meetings of the Board at which he or she is present. If the Chairman of the Board is not present at a meeting of the Board, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board) shall preside at such meeting. If the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one of their members to preside. Section 3.3 Resignation. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary. The resignation shall take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation. Section 3.4 Removal. Directors may be removed in the manner provided in the Certificate of Incorporation and by applicable law. Section 3.5 Vacancies and Newly Created Directorships. Except as otherwise provided by applicable law and the Stockholders Agreement, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the total number of directors shall be filled in accordance with the Certificate of Incorporation. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Section 3.6 Meetings. Regular meetings of the Board may be held at such places, if any, and times as shall be determined from time to time by the Board. Special meetings of the Board may be called by the Board, the Chief Executive Officer, the Chairman of the Board or as provided by the Certificate of Incorporation, and shall be at such places, if any, and times as they or he or she shall fix. Notice need not be given of regular meetings of the Board. At least 24 hours before each special meeting of the Board, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) including the time, date and place, if any, of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Section 3.7 Quorum, Voting and Adjournment. A majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned. Section 3.8 Committees; Committee Rules. The Board may designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each such committee to consist of one or more directors. The Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the

9 powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it, but no committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter, other than the election or removal of directors, expressly required by the DGCL to be submitted to the stockholders for approval; or (b) adopting, amending or repealing any Bylaw. Each committee of the Board shall keep minutes of its meetings and shall report its proceedings to the Board when requested or required by the Board. Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum, and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Section 3.9 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing(s) or electronic transmission(s) are filed in the minutes of proceedings of the Board or such committee, as the case may be. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form. Section 3.10 Remote Meeting. Unless otherwise restricted by the Certificate of Incorporation, members of the Board or any committee thereof may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting. Section 3.11 Compensation. The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. Section 3.12 Reliance on Books and Records. A member of the Board or any committee thereof shall, in the performance of such person’s duties, be fully protected in relying in good faith upon the Corporation’s records and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, employees, committees of the Board or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. ARTICLE IV: OFFICERS Section 4.1 Number. The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary, each of whom shall be elected by the Board and who shall hold office for such terms as shall be determined by the Board and until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. Any number of offices may be held by the same person. Section 4.2 Other Officers and Agents. The Board may appoint such other officers and agents, including one or more Vice Presidents, as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Chief Executive Officer or the Board. Section 4.3 Chief Executive Officer and President. The Chief Executive Officer, who may also be the President, subject to the determination of the Board, shall have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board has not elected a Chairman of the Board or in the absence or inability of such person to act as the Chairman of the Board, the Chief

10 Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board, but only if the Chief Executive Officer is a director. Section 4.4 Secretary. The Secretary shall: (a) cause minutes of all meetings of stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board. Section 4.5 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board. Section 4.6 Contracts and Other Documents. The Chief Executive Officer and the Secretary, or such other officer or officers as may from time to time be authorized by the Board or any other committee given specific authority in the premises by the Board during the intervals between the meetings of the Board, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation. Section 4.7 Ownership of Stock of Another Corporation. Unless otherwise directed by the Board, the Chief Executive Officer, a Vice President, the Secretary or such other officer or agent as shall be authorized by the Board, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation. Section 4.8 Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board may delegate to another officer such powers or duties. Section 4.9 Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board. Any officer may resign at any time in the same manner prescribed for directors in Section 3.3. Section 4.10 Vacancies. The Board shall have the power to fill vacancies occurring in any office. ARTICLE V: STOCK Section 5.1 Shares With Certificates. The shares of capital stock of the Corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of capital stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by, (a) the Chairman of the Board and the President or a Vice President and (b) the Secretary, certifying the number and class of shares of capital stock of the Corporation owned by such holder. Any or all of the signatures on the certificate may be a facsimile. The Board shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of capital stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars. Section 5.2 Shares Without Certificates. If the Board chooses to issue shares of capital stock without certificates, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of shares without certificates, send the stockholder a written statement of the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of capital stock by electronic or other means not

11 involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law. Section 5.3 Transfer of Shares. Shares of capital stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, in the manner prescribed by law, the Certificate of Incorporation and in these Bylaws, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Board shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of capital stock of the Corporation. Section 5.4 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of capital stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of capital stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith. Section 5.5 List of Stockholders Entitled To Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to access such list is provided with the notice of the meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the stockholders. If the meeting is to be held at a place, a list of the stockholders entitled to vote at the meeting shall be produced and kept at the place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to which stockholders are entitled to examine the list of the stockholders required by this Section 5.5 or to vote in person or by proxy at any meeting of stockholders. Section 5.6 Fixing Date for Determination of Stockholders of Record. (a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which shall, unless otherwise required by law, not be more than sixty nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held. A determination of the stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to

12 any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of the stockholders entitled to vote at an adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance herewith at the adjourned meeting. (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. Section 5.7 Registered Stockholders. Prior to the surrender to the Corporation of a certificate or certificates for a share or shares of capital stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and to otherwise exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof. ARTICLE VI: NOTICE Section 6.1 Notice. If mailed, notice to the stockholders shall be deemed given when deposited in the U.S. mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to the stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL. Section 6.2 Waiver of Notice. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. ARTICLE VII: INDEMNIFICATION Section 7.1 Indemnification. Each person who was or is made a party, is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, if permitted, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 7.3 with respect to a Proceeding to enforce rights to indemnification or advancement of expenses, or with respect to any compulsory counterclaim brought by such Indemnitee, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding, or part thereof, initiated by such Indemnitee only if such Proceeding, or part thereof, was authorized by the Board. Section 7.2 Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.1, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees)

13 incurred in appearing at, participating in or defending any Proceeding in advance of its final disposition or in connection with a Proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII, which shall be governed by Section 7.3 (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a Proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 7.1 and 7.2 or otherwise. Section 7.3 Right of Indemnitee to Bring Suit. If a claim under Sections 7.1 or 7.2 is not paid in full by the Corporation within (a) sixty (60) days after a written claim for indemnification has been received by the Corporation or (b) twenty (20) days after a written claim for an advancement of expenses has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder, but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses, it shall be a defense that, and (b) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation, including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders, to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation, including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders, that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation. Section 7.4 Indemnification Not Exclusive. The provision of indemnification to or the advancement of expenses and costs to any Indemnitee under this Article VII, or the entitlement of any Indemnitee to indemnification or advancement of expenses under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such Indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any Indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such Indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity. Section 7.5 Corporate Obligations; Reliance. The rights granted pursuant to this Article VII shall vest at the time a person becomes a director or officer of the Corporation and shall be deemed to create a binding contractual obligation on the part of the Corporation to the persons who from time to time are elected as officers or directors of the Corporation, and such persons in acting in their capacities as officers or directors of the Corporation or any subsidiary shall be entitled to rely on this Article VII without giving notice thereof to the Corporation. Such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

14 Section 7.6 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. Section 7.7 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. ARTICLE VIII: MISCELLANEOUS Section 8.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, or such other day as the Board may designate. Section 8.2 Corporate Seal. The Board may provide a suitable seal, containing the name of the Corporation, which shall be in the charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer. Section 8.3 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. Section 8.4 Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein. Section 8.5 Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect. Section 8.6 Amendments. The Board is authorized to make, amend, alter and repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Certificate of Incorporation. [Remainder of Page Intentionally Left Blank]